UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2020

INMUNE BIO INC.
(Exact name of registrant as specified in charter)

Nevada	001-38793	47-5205835
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1200 Prospect Street, Suite 525, La Jolla, CA 92037

(Address of Principal Executive Offices) (Zip Code)

(858) 964 3720

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	INMB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On September 14, 2020 the National Institutes of Health awarded INmune Bio Inc. (the “Company”) a grant (the “Grant”) of which $739,739 will be awarded in 2020, and subject to the terms of the Grant $1,210,68 will be awarded in 2021 and $995,947 will be awarded in $2022.

The Grant will support a Phase 2 study of XPro1595 in patients with treatment resistant depression.

Research reported in this Current Report on Form 8-K was supported by the National Institute of Mental Health of the National Institutes of Health under Award Number R44MH125480. The content is solely the responsibility of the Company and does not necessarily represent the official views of the National Institutes of Health.

On September 16, 2020, the Company issued a press release announcing that receipt of the Grant. A copy of the press release is attached as exhibit 99.1.

Item 9.01 Financial statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated September 16, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2020	INMUNE BIO INC.

	By:	/s/ David Moss
David Moss
Chief Financial Officer

2